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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): MARCH 24, 2006


                            ITHAKA ACQUISITION CORP.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                     000-51362              20-2620798
------------------------------      ---------------     ---------------------
(State or Other Jurisdiction          (Commission            (IRS Employer
      of Incorporation)              File Number)         Identification No.)

   100 South Pointe Drive, 23rd Floor, Miami, Florida                 33139
----------------------------------------------------------       ---------------
        (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code:  (858) 847-9000
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS

         On March 24, 2006, Ithaka Acquisition Corp. (the "Company") entered into an amendment ("Amendment") to the Investment Management Trust Agreement, dated as of August 17, 2005, between the Company and Continental Stock Transfer & Trust Company. The Amendment was entered into to allow the Company to invest the proceeds raised in its initial public offering currently held in its trust account for the benefit of the Company's public stockholders in any open ended investment company registered under the Investment Company Act of 1940 ("Investment Company Act') that holds itself out as a money market fund meeting the conditions of paragraphs (c)(2), (c)(3) and (c)(4) of Rule 2a-7 promulgated under the Investment Company Act, in addition to "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 180 days or less.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits:

             Exhibit 10.1 Amendment, dated March 24, 2006, between the Company and Continental Stock Transfer & Trust Company.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   March 27, 2006                     ITHAKA ACQUISITION CORP.



                                            By: /s/ JOHN GLAZER
                                                ---------------
                                                John Glazer
                                                Chief Operating Officer